UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 23, 2012

PVH CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Madison Avenue, New York, New York		10016
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (212)-381-3500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE
On April 23, 2012, PVH Corp. (the “Company”) issued a press release to announce that the Company currently expects its earnings per share for the first quarter to be at least at the high end and its earnings per share for the full year to be towards the high end of its guidance ranges for the respective periods previously announced on March 27, 2012. A copy of this press release is attached as Exhibit 99.1 to this report.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit	Description
99.1	Press Release, dated April 23, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVH CORP.

By: /s/ Mark D. Fischer
Mark D. Fischer
Senior Vice President, General Counsel and
Secretary

Date: April 23, 2012

Exhibit Index

Exhibit	Description
99.1	Press Release, dated April 23, 2012